Patent License Agreement	12 Months Ended
Dec. 31, 2017
Patent License Agreement [Abstract]
Patent License Agreement

4. Patent license agreement

On November 23, 2016, the Company entered into a license agreement with the Board of Trustees of the University of Illinois (the University) whereby the University licensed patent rights to the Company, with rights of sublicense, to make, have made, use, import, sell and offer for sale products covered by certain patent rights owned by the University. The rights licensed to the Company are exclusive, worldwide, non-transferable rights, for all fields of use. Under the terms of the agreement the Company paid a one-time only, non-refundable license issue fee in the amount of $500 which was charged to research and development expense in the fourth quarter of 2016.

The Company is also obligated to pay annual maintenance fees to the University. All annual minimum payments are fully creditable against any royalty payments made by the Company. Under the terms of the agreement, the Company must pay the University a low single-digit royalty percentage on all net sales of products and a share of sublicensing revenues. The University is eligible to receive milestone payments of up to $2,625  related to the initiation and execution of clinical trials and first commercial sale of a product in multiple countries. The Company is also responsible for all future patent prosecution costs.

The term of the license agreement will continue until the later of (i) the expiration of the last valid claim within the patent rights covering the product in such country, (ii) the expiration of market exclusivity in such country and (iii) the 10th anniversary of the first commercial sale in such country. The University may terminate the agreement in the event (i) the Company fails to pay any amount or make any report when required to be made and fails to cure such failure within thirty (30) days after receipt of notice from the University, (ii) is in breach of any provision of the agreement and fails to remedy within forty-five (45) days after receipt of notice, (iii) makes a report to the University under the agreement that is determine to be materially false, (iv) declares insolvency or bankruptcy or (v) takes an action that causes patent rights or technical information to be subject to lien or encumbrance and fails to remedy any such breach with in forty-five (45) days of receipt of notice from the University. The Company may terminate the agreement at any time on written notice to the University at least ninety (90) days prior to the termination date specified in the notice. Upon expiration or termination of the agreement, all rights revert to the University.

On December 31, 2015 the Company entered into a non-exclusive, royalty-free license agreement for patent rights. As consideration for the patent rights, the Company issued 48,666 shares of common stock with a fair value of $181, and agreed to pay past and future patent prosecution costs related to the countries in which valid claims have or will have issued. The aggregate fair value of all consideration paid was expensed as a research and development cost in 2015.